Exhibit 99.2

Fourth Quarter 2018
Financial Supplement

Use of non-GAAP Financial Measures
This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average assets and equity, pro forma return on average assets and equity, adjusted pro forma return on average assets and equity and core total revenue.  Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. The corresponding Earnings Release and Earnings Release Presentation also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, pro forma return on average tangible common equity, adjusted return on average tangible common equity and pro forma adjusted return on average tangible common equity.  Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.

The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends.  In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies.  However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2018				2017
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Statement of Income Data
Total interest income	$63,068	$62,612	$59,043	$54,848	$55,031
Total interest expense	11,701	9,857	7,526	6,419	6,048
Net interest income	51,367	52,755	51,517	48,429	48,983
Provision for loan losses	2,200	1,818	1,063	317	956
Total noninterest income	27,249	34,355	35,763	33,275	37,017
Total noninterest expense	53,736	57,213	56,358	56,151	57,540
Net income before income taxes	22,680	28,079	29,859	25,236	27,504
Income tax expense	5,640	6,702	7,794	5,482	4,486
Net income	$17,040	$21,377	$22,065	$19,754	$23,018
Net interest income (tax—equivalent basis)	$51,799	$53,161	$51,909	$48,799	$49,692
Net income, adjusted*	$17,336	$21,377	$22,736	$20,636	$18,265
Per Common Share
Diluted net income	$0.54	$0.68	$0.70	$0.63	$0.74
Diluted net income, adjusted*	0.55	0.68	0.72	0.66	0.59
Book value	21.87	21.12	20.56	19.92	19.54
Tangible book value*	17.02	16.25	15.66	14.99	14.56
Weighted average number of shares-diluted	31,344,949	31,339,628	31,294,044	31,421,830	31,166,080
Period-end number of shares	30,724,532	30,715,792	30,683,353	30,671,763	30,535,517
Selected Balance Sheet Data
Cash and cash equivalents	$125,356	$181,630	$104,417	$73,700	$119,751
Loans held for investment (HFI)	3,667,511	3,538,531	3,415,575	3,244,663	3,166,911
Allowance for loan losses	(28,932)	(27,608)	(26,347)	(24,406)	(24,041)
Loans held for sale	278,815	323,486	374,916	414,518	526,185
Investment securities, at fair value	658,805	609,568	611,435	597,347	543,992
Other real estate owned, net	12,643	13,587	14,639	15,334	16,442
Total assets	5,136,764	5,058,167	4,923,249	4,725,416	4,727,713
Customer deposits	4,068,610	4,017,391	3,844,009	3,684,758	3,578,694
Brokered and internet time deposits	103,107	112,082	65,854	81,393	85,701
Total deposits	4,171,717	4,129,473	3,909,863	3,766,151	3,664,395
Borrowings	227,776	210,968	342,893	293,017	347,595
Total shareholders' equity	671,857	648,731	630,959	611,075	596,729
Selected Ratios
Return on average:
Assets	1.35%	1.72%	1.86%	1.71%	1.96%
Shareholders' equity	10.3%	13.3%	14.4%	13.4%	15.8%
Tangible common equity*	13.3%	17.4%	19.0%	17.9%	21.3%
Average shareholders' equity to average assets	13.2%	12.9%	12.9%	12.8%	12.4%
Net interest margin (NIM) (tax-equivalent basis)	4.50%	4.71%	4.81%	4.64%	4.63%
Efficiency ratio (GAAP)	68.4%	65.7%	64.6%	68.7%	66.9%
Core efficiency ratio (tax-equivalent basis)*	65.4%	63.7%	62.1%	65.5%	63.6%
Loans HFI to deposit ratio	87.9%	85.7%	87.4%	86.2%	86.4%
Total loans to deposit ratio	94.6%	93.5%	96.9%	97.2%	100.8%
Yield on interest-earning assets	5.52%	5.58%	5.51%	5.25%	5.20%
Cost of interest-bearing liabilities	1.40%	1.20%	0.96%	0.85%	0.79%
Cost of total deposits	1.03%	0.80%	0.62%	0.55%	0.50%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans HFI	0.79%	0.78%	0.77%	0.75%	0.76%
Net charge-off's (recoveries) as a percentage of average loans HFI	0.06%	0.06%	(0.11)%	(0.01)%	0.05%
Nonperforming loans HFI as a percentage of total loans HFI	0.46%	0.30%	0.26%	0.30%	0.32%
Nonperforming assets as a percentage of total assets (a)	0.61%	0.51%	0.52%	0.59%	1.52%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	13.1%	12.8%	12.8%	12.9%	12.6%
Tangible common equity to tangible assets*	10.5%	10.2%	10.1%	10.1%	9.7%
Tier 1 capital (to average assets)	11.5%	11.3%	10.9%	10.7%	10.5%
Tier 1 capital (to risk-weighted assets)	12.4%	12.2%	11.3%	11.8%	11.4%
Total capital (to risk-weighted assets)	13.0%	12.8%	11.9%	12.3%	12.0%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	11.7%	11.5%	10.6%	11.0%	10.7%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.
(a) For the three months ended December 31, 2017, GNMA loans subject to ability to repurchase were included in nonperforming assets. The Company derecognized these in the first quarter of 2018 as the perceived benefit has decreased with rising rates.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q4 2018	Q4 2018
						vs.	vs.
	2018				2017	Q3 2018	Q4 2017
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$57,875	$57,904	$54,529	$50,693	$51,246	(0.1)%	12.9%
Interest on securities
Taxable	3,260	3,151	3,134	2,852	2,529	3.5%	28.9%
Tax-exempt	1,110	1,031	981	925	910	7.7%	22.0%
Other	823	526	399	378	346	56.5%	137.9%
Total interest income	63,068	62,612	59,043	54,848	55,031	0.7%	14.6%
Interest expense:
Deposits	10,703	7,864	5,898	5,071	4,656	36.1%	129.9%
Borrowings	998	1,993	1,628	1,348	1,392	(49.9)%	(28.3)%
Total interest expense	11,701	9,857	7,526	6,419	6,048	18.7%	93.5%
Net interest income	51,367	52,755	51,517	48,429	48,983	(2.6)%	4.9%
Provision for loan losses	2,200	1,818	1,063	317	956	21.0%	130.1%
Net interest income after provision for loan losses	49,167	50,937	50,454	48,112	48,027	(3.5)%	2.4%
Noninterest income:
Mortgage banking income	18,997	26,649	28,544	26,471	30,280	(28.7)%	(37.3)%
Service charges on deposit accounts	2,286	2,208	2,049	1,959	2,102	3.5%	8.8%
ATM and interchange fees	2,660	2,411	2,581	2,361	2,430	10.3%	9.5%
Investment services and trust income	1,384	1,411	1,180	1,206	1,154	(1.9)%	19.9%
(Loss) gain from securities, net	—	(27)	(42)	(47)	1	(100.0)%	(100.0)%
(Loss) gain on sales or write-downs of other real estate owned	(56)	120	23	(186)	(72)	(146.7)%	(22.2)%
Gain (loss) from other assets	89	326	(155)	68	(314)	(72.7)%	(128.3)%
Other income	1,889	1,257	1,583	1,443	1,436	50.3%	31.5%
Total noninterest income	27,249	34,355	35,763	33,275	37,017	(20.7)%	(26.4)%
Total revenue	78,616	87,110	87,280	81,704	86,000	(9.8)%	(8.6)%
Noninterest expenses:
Salaries, commissions and employee benefits	33,286	35,213	34,366	34,027	35,659	(5.5)%	(6.7)%
Occupancy and equipment expense	3,493	3,514	3,545	3,424	3,660	(0.6)%	(4.6)%
Legal and professional fees	1,978	1,917	1,965	2,043	1,764	3.2%	12.1%
Data processing	2,365	2,562	2,138	2,035	1,766	(7.7)%	33.9%
Merger and conversion	401	—	—	1,193	2,069	—%	(80.6)%
Amortization of core deposits and other intangibles	753	777	802	853	922	(3.1)%	(18.3)%
Regulatory fees and deposit insurance assessments	684	738	730	562	571	(7.3)%	19.8%
Software license and maintenance fees	489	622	603	657	768	(21.4)%	(36.3)%
Advertising	2,639	3,810	3,408	3,282	3,189	(30.7)%	(17.2)%
Other expense	7,648	8,060	8,801	8,075	7,172	(5.1)%	6.6%
Total noninterest expense	53,736	57,213	56,358	56,151	57,540	(6.1)%	(6.6)%
Income before income taxes	22,680	28,079	29,859	25,236	27,504	(19.2)%	(17.5)%
Income tax expense	5,640	6,702	7,794	5,482	4,486	(15.8)%	25.7%
Net income	$17,040	$21,377	$22,065	$19,754	$23,018	(20.3)%	(26.0)%
Earnings available to common shareholders(a)	$16,949	$21,263	$21,948	$19,754	$23,018
Weighted average common shares outstanding:
Basic	30,717,008	30,692,668	30,678,732	30,613,284	30,527,234
Fully diluted	31,344,949	31,339,628	31,294,044	31,421,830	31,166,080
Earnings per common share:
Basic	$0.55	$0.69	$0.72	$0.65	0.75
Fully diluted	0.54	0.68	0.70	0.63	0.74
(a) Beginning with the second quarter of 2018, the Company declared a dividend which included participating securities related to the Company's undistributed restricted stock units. As such, earnings per share is presented in accordance with the two-class method.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			YTD 2018
	For the year ended		vs.
	December 31,		YTD 2017
	2018	2017	Percent variance
Interest income:
Interest and fees on loans	$221,001	$153,969	43.5%
Interest on securities
Taxable	12,397	10,084	22.9%
Tax-exempt	4,047	4,006	1.0%
Other	2,126	1,554	36.8%
Total interest income	239,571	169,613	41.2%
Interest expense:
Deposits	29,536	13,031	126.7%
Borrowings	5,967	3,311	80.2%
Total interest expense	35,503	16,342	117.3%
Net interest income	204,068	153,271	33.1%
Provision for loan losses	5,398	(950)	(668.2)%
Net interest income after provision for loan losses	198,670	154,221	28.8%
Noninterest income:
Mortgage banking income	100,661	116,933	(13.9)%
Service charges on deposit accounts	8,502	7,426	14.5%
ATM and interchange fees	10,013	8,784	14.0%
Investment services and trust income	5,181	3,949	31.2%
(Loss) gain from securities, net	(116)	285	(140.7)%
(Loss) gain on sales or write-downs of other real estate owned	(99)	774	(112.8)%
Gain (loss) on other assets	328	(664)	(149.4)%
Other income	6,172	4,094	50.8%
Total noninterest income	130,642	141,581	(7.7)%
Total revenue	334,710	294,852	13.5%
Noninterest expenses:
Salaries, commissions and employee benefits	136,892	130,005	5.3%
Occupancy and equipment expense	13,976	13,010	7.4%
Legal and professional fees	7,903	5,737	37.8%
Data processing	9,100	6,488	40.3%
Merger and conversion	1,594	19,034	(91.6)%
Amortization of intangibles	3,185	1,995	59.6%
Loss on sale of mortgage servicing rights	—	249	(100.0)%
Regulatory fees and deposit insurance assessments	2,714	2,049	32.5%
Software license and maintenance fees	2,371	2,758	(14.0)%
Advertising	13,139	12,957	1.4%
Other expense	32,584	28,035	16.2%
Total noninterest expense	223,458	222,317	0.5%
Net income before income taxes	105,854	73,485	44.0%
Income tax expense	25,618	21,087	21.5%
Net income	$80,236	$52,398	53.1%
Earnings available to common shareholders(a)	$79,808	$52,398
Weighted average common shares outstanding:
Basic	30,675,755	27,627,228
Fully diluted	31,314,981	28,207,602
Earnings per common share:
Basic	$2.60	$1.90
Fully diluted	2.55	1.86
(a) During 2018, the Company declared dividends which included participating securities related to the Company's undistributed restricted stock units. As such, earnings per share is presented in accordance with the two-class method.

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q4 2018	Q4 2018
						vs.	vs.
	2018				2017	Q3 2018	Q4 2017
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$38,381	$81,366	$67,863	$53,060	$29,831	(209.6)%	28.7%
Federal funds sold	31,364	801	19,859	7,171	66,127	15138.0%	(52.6)%
Interest bearing deposits in financial institutions	55,611	99,463	16,695	13,469	23,793	(174.9)%	133.7%
Cash and cash equivalents	125,356	181,630	104,417	73,700	119,751	(122.9)%	4.7%
Investments:
Available-for-sale debt securities, at fair value	655,698	606,501	608,360	594,248	536,270	32.2%	22.3%
Equity securities, at fair value	3,107	3,067	3,075	3,099	7,722	5.2%	(59.8)%
Federal Home Loan Bank stock, at cost	13,432	13,432	12,641	11,810	11,412	—%	17.7%
Loans held for sale, at fair value	278,815	323,486	374,916	414,518	526,185	(54.8)%	(47.0)%
Loans	3,667,511	3,538,531	3,415,575	3,244,663	3,166,911	14.5%	15.8%
Less: allowance for loan losses	28,932	27,608	26,347	24,406	24,041	19.0%	20.3%
Net loans	3,638,579	3,510,923	3,389,228	3,220,257	3,142,870	14.4%	15.8%
Premises and equipment, net	86,882	86,445	85,936	81,175	81,577	2.0%	6.5%
Other real estate owned, net	12,643	13,587	14,639	15,334	16,442	(27.6)%	(23.1)%
Interest receivable	14,503	14,943	12,729	13,920	13,069	(11.7)%	11.0%
Mortgage servicing rights, at fair value	88,829	79,890	109,449	93,160	76,107	44.4%	16.7%
Goodwill	137,190	137,190	137,190	137,190	137,190	—%	—%
Core deposit and other intangibles, net	11,628	12,403	13,203	14,027	14,902	(24.8)%	(22.0)%
Other assets	70,102	74,670	57,466	52,978	44,216	(24.3)%	58.5%
Total assets	$5,136,764	$5,058,167	$4,923,249	$4,725,416	$4,727,713	6.2%	8.7%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$949,135	$962,948	$970,851	$930,991	$888,200	(5.7)%	6.9%
Interest-bearing checking	863,706	876,991	921,246	983,634	895,140	(6.0)%	(3.5)%
Money market and savings	1,239,131	1,236,851	1,287,657	1,144,517	1,192,726	0.7%	3.9%
Customer time deposits	1,016,638	940,601	664,255	625,616	602,628	32.1%	68.7%
Brokered and internet time deposits	103,107	112,082	65,854	81,393	85,701	(31.8)%	20.3%
Total deposits	4,171,717	4,129,473	3,909,863	3,766,151	3,664,395	4.1%	13.8%
Borrowings	227,776	210,968	342,893	293,017	347,595	31.6%	(34.5)%
Accrued expenses and other liabilities	65,414	68,995	39,534	55,173	118,994	(20.6)%	(45.0)%
Total liabilities	4,464,907	4,409,436	4,292,290	4,114,341	4,130,984	5.0%	8.1%
Shareholders' equity:
Common stock, $1 par value	30,725	30,716	30,683	30,672	30,536	0.1%	0.6%
Additional paid-in capital	424,146	422,302	420,382	418,810	418,596	1.7%	1.3%
Retained earnings	221,213	206,718	187,250	167,094	147,449	27.8%	50.0%
Accumulated other comprehensive (loss) income, net	(4,227)	(11,005)	(7,356)	(5,501)	148	(244.4)%	(2956.1)%
Total shareholders' equity	671,857	648,731	630,959	611,075	596,729	14.1%	12.6%
Total liabilities and shareholders' equity	$5,136,764	$5,058,167	$4,923,249	$4,725,416	$4,727,713	6.2%	8.7%

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended
	December 31, 2018			September 30, 2018
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(1)	$3,559,587	$54,858	6.11%	$3,457,526	$53,928	6.19%
Loans held for sale	260,763	3,058	4.65%	353,477	4,019	4.51%
Securities:
Taxable	487,843	3,260	2.65%	482,733	3,151	2.59%
Tax-exempt(1)	130,465	1,501	4.56%	121,680	1,394	4.55%
Total securities(1)	618,308	4,761	3.05%	604,413	4,545	2.98%
Federal funds sold	27,835	160	2.28%	18,014	97	2.14%
Interest-bearing deposits with other financial institutions	86,421	464	2.13%	33,184	214	2.56%
FHLB stock	13,432	199	5.88%	13,179	215	6.47%
Total interest earning assets(1)	4,566,346	63,500	5.52%	4,479,793	63,018	5.58%
Noninterest Earning Assets:
Cash and due from banks	53,067			52,980
Allowance for loan losses	(27,369)			(26,487)
Other assets	413,114			425,911
Total noninterest earning assets	438,812			452,404
Total assets	$5,005,158			$4,932,197
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$828,507	$1,870	0.90%	$870,964	$1,690	0.77%
Money market	1,058,172	3,568	1.34%	1,067,754	3,126	1.16%
Savings deposits	174,199	67	0.15%	177,698	68	0.15%
Customer time deposits	983,204	4,649	1.88%	745,616	2,699	1.44%
Broker and internet time deposits	107,129	549	2.03%	61,478	281	1.81%
Time deposits	1,090,333	5,198	1.89%	807,094	2,980	1.46%
Total interest bearing deposits	3,151,211	10,703	1.35%	2,923,510	7,864	1.07%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	18,378	29	0.63%	24,484	51	0.83%
Federal Home Loan Bank advances	106,468	554	2.06%	293,020	1,524	2.06%
Subordinated debt	30,930	415	5.32%	30,930	418	5.36%
Total other interest-bearing liabilities	155,776	998	2.54%	348,434	1,993	2.27%
Total Interest-bearing liabilities	3,306,987	11,701	1.40%	3,271,944	9,857	1.20%
Noninterest bearing liabilities:
Demand deposits	987,127			980,296
Other liabilities	51,994			41,569
Total noninterest-bearing liabilities	1,039,121			1,021,865
Total liabilities	4,346,108			4,293,809
Shareholders' equity	659,050			638,388
Total liabilities and shareholders' equity	$5,005,158			$4,932,197
Net interest income(1)		$51,799			$53,161
Interest rate spread(1)			4.11%			4.39%
Net interest margin(1)			4.50%			4.71%
Cost of total deposits			1.03%			0.80%
Average interest-earning assets to average interest-bearing liabilities			138.1%			136.9%
Tax equivalent adjustment		$432			$406
Loan HFI yield components:
Contractual interest rate(1)		$49,873	5.56%		$47,650	5.47%
Origination and other loan fee income		2,998	0.33%		3,486	0.40%
Accretion on purchased loans		1,863	0.21%		2,130	0.25%
Nonaccrual interest		96	0.01%		630	0.07%
Syndication fee income		28	—%		32	—%
Total loan yield		$54,858	6.11%		$53,928	6.19%
(1) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% for 2018.

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2018			March 31, 2018			December 31, 2017
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(1)	$3,289,045	$50,193	6.12%	$3,192,490	$46,564	5.92%	$3,138,245	$46,503	5.88%
Loans held for sale	362,571	4,382	4.85%	434,573	4,173	3.89%	493,073	4,856	3.91%
Securities:
Taxable	484,035	3,134	2.60%	457,826	2,852	2.53%	442,351	2,529	2.27%
Tax-exempt(1)	115,334	1,327	4.61%	109,116	1,251	4.65%	108,000	1,506	5.53%
Total securities(1)	599,369	4,461	2.99%	566,942	4,103	2.94%	550,351	4,035	2.91%
Federal funds sold	19,645	82	1.67%	20,325	73	1.46%	18,227	14	0.30%
Interest-bearing deposits with other financial institutions	42,750	155	1.45%	35,463	165	1.89%	42,693	177	1.64%
FHLB stock	12,530	162	5.19%	11,806	140	4.81%	11,160	155	5.51%
Total interest earning assets(1)	4,325,910	59,435	5.51%	4,261,599	55,218	5.25%	4,253,749	55,740	5.20%
Noninterest Earning Assets:
Cash and due from banks	48,184			43,261			57,406
Allowance for loan losses	(24,771)			(24,311)			(23,470)
Other assets	414,668			397,945			376,984
Total noninterest earning assets	438,081			416,895			410,920
Total assets	$4,763,991			$4,678,494			$4,664,669
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$935,351	$1,571	0.67%	$943,707	$1,357	0.58%	$832,030	$1,146	0.55%
Money market	1,005,081	2,311	0.92%	975,831	1,890	0.79%	1,071,194	1,991	0.74%
Savings deposits	181,461	69	0.15%	179,925	68	0.15%	178,574	72	0.16%
Customer time deposits	628,709	1,638	1.04%	617,784	1,423	0.93%	577,003	1,067	0.73%
Broker and internet time deposits	75,699	309	1.64%	84,125	333	1.61%	95,480	380	1.58%
Time deposits	704,408	1,947	1.11%	701,909	1,756	1.01%	672,483	1,447	0.85%
Total interest bearing deposits	2,826,301	5,898	0.84%	2,801,372	5,071	0.73%	2,754,281	4,656	0.67%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	20,002	45	0.90%	15,160	25	0.67%	15,883	11	0.27%
Federal Home Loan Bank advances	253,131	1,171	1.86%	211,735	917	1.76%	241,307	967	1.59%
Subordinated debt	30,930	412	5.34%	30,930	406	5.32%	30,930	414	5.31%
Total other interest-bearing liabilities	304,063	1,628	2.15%	257,825	1,348	2.12%	288,120	1,392	1.92%
Total Interest-bearing liabilities	3,130,364	7,526	0.96%	3,059,197	6,419	0.85%	3,042,401	6,048	0.79%
Noninterest bearing liabilities:
Demand deposits	975,760			927,213			964,030
Other liabilities	41,917			92,886			79,382
Total noninterest-bearing liabilities	1,017,677			1,020,099			1,043,412
Total liabilities	4,148,041			4,079,296			4,085,813
Shareholders' equity	615,950			599,198			578,856
Total liabilities and shareholders' equity	$4,763,991			$4,678,494			$4,664,669
Net interest income(1)		$51,909			$48,799			$49,692
Interest rate spread(1)			4.55%			4.40%			4.41%
Net interest margin(1)			4.81%			4.64%			4.63%
Cost of total deposits			0.62%			0.55%			0.50%
Average interest-earning assets to average interest-bearing liabilities			138.2%			139.3%			139.8%
Tax equivalent adjustment		$392			$370			$709
Loan HFI yield components:
Contractual interest rate(1)		$44,057	5.37%		$41,536	5.28%		$41,026	5.20%
Origination and other loan fee income		3,742	0.46%		2,867	0.37%		2,084	0.26%
Accretion on purchased loans		1,928	0.23%		1,687	0.21%		1,935	0.24%
Nonaccrual interest		250	0.03%		399	0.05%		1,216	0.15%
Syndication fee income		216	0.03%		75	0.01%		242	0.03%
Total loan yield		$50,193	6.12%		$46,564	5.92%		$46,503	5.88%
(1) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% for 2018 and 39.225% for 2017.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid
For the Periods Ended
(Unaudited)
(In Thousands, Except %)

	For the year ended			For the year ended
	December 31, 2018			December 31, 2017
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(1)	$3,376,203	$205,543	6.09%	$2,418,261	$136,950	5.66%
Loans held for sale	352,370	15,632	4.44%	419,290	17,256	4.12
Securities:
Taxable	478,034	12,397	2.59%	441,568	10,084	2.28
Tax-exempt(1)	119,295	5,473	4.59%	116,384	6,592	5.66
Total securities(1)	597,329	17,870	2.99%	557,952	16,676	2.99
Federal funds sold	21,466	412	1.92%	75,567	140	0.69
Interest-bearing deposits with other financial institutions	49,549	998	2.01%	75,567	954	1.26
FHLB stock	12,742	716	5.62%	8,894	460	5.17
Total interest earning assets(1)	4,409,659	241,171	5.47%	3,555,531	172,436	4.93
Noninterest Earning Assets:
Cash and due from banks	49,410			53,653
Allowance for loan losses	(25,747)			(22,967)
Other assets	411,543			280,333
Total noninterest earning assets	435,206			311,019
Total assets	$4,844,865			$3,866,550
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$894,252	$6,488	0.73%	$762,918	$3,640	0.48%
Money market	1,027,047	10,895	1.06%	888,258	5,387	0.61
Savings deposits	178,303	272	0.15%	156,328	245	0.16
Customer time deposits	744,834	10,409	1.40%	467,507	3,077	0.66
Broker and internet time deposits	82,113	1,472	1.79%	44,234	682	1.54
Time deposits	826,947	11,881	1.44%	511,741	3,759	0.73
Total interest bearing deposits	2,926,549	29,536	1.01%	2,319,245	13,031	0.56
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	19,528	150	0.77%	16,968	42	0.25
Federal Home Loan Bank advances	216,011	4,166	1.93%	110,764	1,778	1.61
Subordinated debt	30,930	1,651	5.34%	30,930	1,491	4.82
Total other interest-bearing liabilities	266,469	5,967	2.24%	158,662	3,311	2.09
Total Interest-bearing liabilities	3,193,018	35,503	1.11%	2,477,907	16,342	0.66%
Noninterest bearing liabilities:
Demand deposits	967,663			814,643
Other liabilities	54,262			52,389
Total noninterest-bearing liabilities	1,021,925			867,032
Total liabilities	4,214,943			3,344,939
Shareholders' equity	629,922			466,219
Total liabilities and shareholders' equity	$4,844,865			$3,811,158
Net interest income(1)		$205,668			$156,094
Interest rate spread(1)			4.36%			4.36%
Net interest margin(1)			4.66%			4.46%
Cost of total deposits			0.76%			0.42%
Average interest-earning assets to average interest-bearing liabilities			138.1%			141.3%
Tax equivalent adjustment		$1,600			$2,823
Loan HFI yield components:
Contractual interest rate(1)		$183,116	5.42%		$119,617	4.95%
Origination and other loan fee income		13,093	0.39%		7,638	0.32%
Accretion on purchased loans		7,608	0.23%		5,419	0.22%
Nonaccrual interest		1,375	0.04%		3,266	0.14%
Syndication fee income		351	0.01%		1,010	0.04%
Total loan yield		$205,543	6.09%		$136,950	5.66%
(1) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% for 2018 and 39.225% for 2017.

FB Financial Corporation	10

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2018				2017
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Loans by market
Metropolitan	$2,413,674	$2,335,771	$2,210,419	$2,076,465	$1,984,826
Community	788,619	765,231	771,358	764,198	780,079
Specialty lending and other	465,218	437,529	433,798	404,000	402,006
Total	$3,667,511	$3,538,531	$3,415,575	$3,244,663	$3,166,911
Deposits by market
Metropolitan	$2,283,983	$2,228,902	$2,112,941	2,079,983	$2,091,927
Community	1,451,494	1,427,310	1,392,649	1,409,612	1,291,922
Mortgage and other(1)	436,240	473,261	404,273	276,556	280,546
Total	$4,171,717	$4,129,473	$3,909,863	$3,766,151	$3,664,395
(1) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	11

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018				2017
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Banking segment
Net interest income	$51,344	$52,733	$51,669	$48,771	$49,422
Provision for loan losses	2,200	1,818	1,063	317	956
Mortgage banking income retail footprint	5,041	7,417	6,894	6,108	6,455
Other noninterest income	8,252	7,706	7,219	6,804	6,737
Other noninterest mortgage banking expenses	4,542	6,383	5,649	5,097	5,294
Merger and conversion expense	401	—	—	1,193	2,069
Other noninterest expense	32,531	32,009	31,127	30,951	30,060
Pre-tax income after allocations	$24,963	$27,646	$27,943	$24,125	$24,235
Total assets	$4,752,111	$4,637,097	$4,443,469	$4,220,543	$4,130,349
Intracompany funding income included in net interest income	3,035	3,997	4,517	4,508	5,276
Core efficiency ratio*	52.9%	52.4%	51.8%	55.2%	55.5%
Mortgage segment
Net interest income	$23	$22	$(152)	$(342)	$(439)
Provision for loan losses	—	—	—	—	—
Noninterest income	13,956	19,232	21,650	20,363	23,825
Noninterest expense	16,262	18,821	19,582	18,910	20,117
Direct (loss) contribution	$(2,283)	$433	$1,916	$1,111	$3,269
Total assets	$384,653	$421,070	$479,780	$504,873	$597,364
Intracompany funding expense included in net interest income	3,035	3,397	4,517	4,508	5,276
Core efficiency ratio*	98.9%	85.8%	83.6%	85.7%	83.8%
Interest rate lock commitments volume during the period
Consumer direct	$463,669	$715,739	$785,965	$719,730	$677,449
Third party origination (TPO)	168,139	206,651	239,995	245,679	189,299
Retail	242,059	319,073	359,284	329,720	268,720
Correspondent	437,482	463,473	590,743	833,857	678,346
Total	$1,311,349	$1,704,936	$1,975,987	$2,128,986	$1,813,814
Interest rate lock commitments pipeline (period end)
Consumer direct	$147,297	$224,648	$291,874	$246,650	$246,982
Third party origination (TPO)	53,080	72,890	92,526	107,365	63,034
Retail	70,389	94,693	117,912	124,538	72,939
Correspondent	47,940	60,589	95,256	214,424	121,201
Total	$318,706	$452,820	$597,568	$692,977	$504,156
Mortgage sales
Consumer direct	$421,897	$577,070	$483,434	$592,873	$567,529
Third party origination (TPO)	145,385	178,238	205,050	160,903	216,866
Retail	63,261	85,561	79,497	64,925	68,695
Retail footprint	168,554	227,985	210,958	169,778	205,228
Reverse	7,262	11,154	12,252	14,779	20,587
Correspondent	424,717	454,020	715,733	679,561	606,526
Total	$1,231,076	$1,534,028	$1,706,924	$1,682,819	$1,685,431
Gains and fees from origination and sale of mortgage loans held for sale	$21,483	$26,094	$27,017	$23,481	$29,577
Net change in fair value of loans held for sale, derivatives, and other	(4,623)	(2,320)	(2,299)	(90)	(3,317)
Change in fair value of mortgage servicing rights, net of hedging	(2,481)	(2,701)	(1,778)	(1,713)	(190)
Mortgage servicing income	4,618	5,576	5,604	4,793	4,210
Total mortgage banking income	$18,997	$26,649	$28,544	$26,471	$30,280
Mortgage sale margin (a)	1.75%	1.70%	1.58%	1.40%	1.75%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconciliation and discussion of this non-GAAP measure.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	12

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018								2017
	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total
Loan portfolio
Commercial and industrial	$862,043	24%	$840,439	24%	$813,054	24%	$765,115	24%	$715,075	23%
Construction	525,455	14%	491,171	14%	522,471	15%	466,495	14%	448,326	14%
Residential real estate:
1-to-4 family mortgage	555,815	15%	553,720	16%	528,158	15%	491,725	15%	480,989	15%
Residential line of credit	226,116	6%	214,741	6%	208,668	6%	197,740	6%	194,986	6%
Multi-family mortgage	75,457	2%	86,264	2%	57,344	2%	63,295	2%	62,374	2%
Commercial real estate:
Owner occupied	493,524	14%	504,149	14%	470,872	14%	499,331	16%	495,872	16%
Non-owner occupied	700,248	19%	628,336	18%	600,629	18%	562,128	17%	551,588	17%
Consumer and other	228,853	6%	219,711	6%	214,379	6%	198,834	6%	217,701	7%
Total loans HFI	$3,667,511	100%	$3,538,531	100%	$3,415,575	100%	$3,244,663	100%	$3,166,911	100%
Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$27,608		$26,347		$24,406		$24,041		$23,482
Charge-off's	(806)		(917)		(421)		(661)		(719)
Recoveries	279		360		1,299		709		322
Provision for loan losses	2,200		1,818		1,063		317		956
Adjustment for transfers to loans HFS	(349)		—		—		—		—
Allowance for loan losses at the end of the period	$28,932		$27,608		$26,347		$24,406		$24,041
Allowance for loan losses as a percentage of total loans HFI	0.79%		0.78%		0.77%		0.75%		0.76%
Charge-offs
Commercial and Industrial	$(340)		$(333)		$(5)		$(220)		$(63)
Construction	—		(14)		(15)		—		(21)
Residential real estate:
1-to-4 family mortgage	(69)		(4)		(5)		(60)		(45)
Residential line of credit	(3)		(13)		—		(20)		(72)
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	(36)		(55)		—		—		(224)
Non-owner occupied	—		—		—		—		—
Consumer and other	(358)		(498)		(396)		(361)		(294)
Total Charge Offs:	(806)		(917)		(421)		(661)		(719)
Recoveries
Commercial and Industrial	16		104		135		135		100
Construction	37		13		862		252		4
Residential real estate:
1-to-4 family mortgage	14		99		43		15		33
Residential line of credit	76		31		44		27		27
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	2		10		108		23		22
Non-owner occupied	—		—		—		51		4
Consumer and other	134		103		107		206		132
Total Recoveries:	279		360		1,299		709		322
Net (charge-off's) recoveries	$(527)		$(557)		$878		$48		$(397)
Net charge-off's (recoveries) as a percentage of average total loans	0.06%		0.06%		(0.11)%		(0.01)%		0.05%
Loans classified as substandard	$66,487		$60,346		$58,467		$52,835		$55,488
Purchased credit impaired loans	68,999		73,651		78,313		85,752		88,835

FB Financial Corporation	13

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018				2017
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Nonperforming assets(b)
Past due 90 days or more and accruing interest	$3,041	$2,364	$1,639	$2,689	$1,996
Nonaccrual	13,685	8,355	7,174	6,954	8,101
Total nonperforming loans held for investment	$16,726	$10,719	$8,813	$9,643	$10,097
Loans held for sale(a)	397	—	—	501	43,035
Other real estate owned- foreclosed	7,262	8,206	9,258	9,755	10,547
Other real estate owned- acquired excess facilities	5,381	5,381	5,381	5,579	5,895
Other assets	1,637	1,564	2,341	2,342	2,369
Total nonperforming assets	$31,403	$25,870	$25,793	$27,820	$71,943
Total nonperforming loans as a percentage of loans held for investment	0.46%	0.30%	0.26%	0.30%	0.32%
Total nonperforming assets as a percentage of total assets	0.61%	0.51%	0.52%	0.59%	1.52%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.06%	0.05%	0.03%	0.06%	0.04%
Loans restructured as troubled debt restructurings	$6,794	$7,679	$8,603	$8,675	$8,604
Troubled debt restructurings as a percentage of loans held for investment	0.19%	0.22%	0.25%	0.27%	0.27%
(a) Includes right to repurchase government guaranteed GNMA mortgage loans previously sold and internally serviced for the fourth quarter of 2017. In 2018 and prospectively, the Bank elected to discontinue this practice as the perceived benefit has decreased with rising rates.
(b) Nonperforming assets excludes purchase credit impaired loans.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	December 31, 2018	December 31, 2017

Total Equity	$671,857	$596,729
Less:
Goodwill	137,190	137,190
Other intangibles	11,628	14,902
Tangible Common Equity	$523,039	$444,637

Total Assets	$5,136,764	$4,727,713
Less:
Goodwill	137,190	137,190
Other intangibles	11,628	14,902
Tangible Assets	$4,987,946	$4,575,621

Preliminary Total Risk-Weighted Assets	$4,480,921	$4,131,983

Total Common Equity to Total Assets	13.1%	12.6%
Tangible Common Equity to Tangible Assets*	10.5%	9.7%

	December 31, 2018	December 31, 2017
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$524,013	$442,381
Tier 1 Capital	$554,013	$472,381
Total Capital	$582,945	$496,422

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.7%	10.7%
Tier 1 Risk-Based	12.4%	11.4%
Total Risk-Based	13.0%	12.0%
Tier 1 Leverage	11.5%	10.5%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation	15

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018								2017
Securities (at fair value)	Fourth Quarter		Third Quarter		Second Quarter		First Quarter		Fourth Quarter
Available for sale debt securities
U.S. government agency securities	$989	—%	$984	—%	$983	—%	$982	—%	$986	—%
Mortgage-backed securities -residential	508,580	78%	467,714	77%	477,974	78%	472,930	79%	418,781	78%
Municipals, tax exempt	138,887	21%	130,672	21%	122,247	20%	113,158	19%	109,251	20%
Treasury securities	7,242	1%	7,131	1%	7,156	1%	7,178	1%	7,252	1%
Total available for sale debt securities	655,698	100%	606,501	99%	608,360	99%	594,248	99%	536,270	99%
Equity securities	3,107	—%	3,067	1%	3,075	1%	3,099	1%	7,722	1%
Total securities	$658,805	100%	$609,568	100%	$611,435	100%	$597,347	100%	$543,992	100%
Securities to total assets	12.8%		12.1%		12.4%		12.6%		11.5%

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018				2017
Net income, adjusted	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Pre-tax net income	$22,680	$28,079	$29,859	$25,236	$27,504
Plus merger and offering-related expenses	401	—	671	1,193	2,069
Pre-tax net income, adjusted	$23,081	$28,079	$30,530	$26,429	$29,573
Income tax expense, adjusted	5,745	6,702	7,794	5,793	11,308
Net income, adjusted	$17,336	$21,377	$22,736	$20,636	$18,265
Weighted average common shares outstanding fully diluted	31,344,949	31,339,628	31,294,044	31,421,830	31,166,080
Diluted earnings per share, adjusted
Diluted earnings per common share	$0.54	$0.68	$0.70	$0.63	$0.74
Plus merger and offering-related expenses	0.01	—	0.02	0.04	0.07
Less tax effect and benefit of enacted tax laws	—	—	—	(0.01)	(0.22)
Diluted earnings per share, adjusted	$0.55	$0.68	$0.72	$0.66	$0.59

Pro forma net income, adjusted*	2018	2017	2016	2015	2014
Pre-tax net income	$105,854	$73,485	$62,324	$50,824	$34,731
Plus merger and offering-related expenses	2,265	19,034	3,268	3,543	—
Less significant (losses) gains on securities, other real estate
owned and other items	—	—	(3,539)	4,638	2,000
Pre tax net income, adjusted	108,119	92,519	69,131	49,729	32,731
Pro forma income tax expense, adjusted	26,033	34,749	25,404	18,425	11,662
Pro forma net income, adjusted	$82,086	$57,770	$43,727	$31,304	$21,069
Weighted average common shares outstanding fully diluted	31,314,981	28,207,602	19,312,174	17,180,000	17,180,000

Pro forma diluted earnings per share, adjusted*
Diluted earnings per share	$2.55	$1.86	$2.10	$2.79	$1.89
Plus merger and offering-related expenses	0.07	0.67	0.17	0.21	—
Less significant (losses) gains on securities, other
real estate owned and other items	—	—	(0.18)	0.27	0.12
Less tax effect and benefit of enacted tax laws	(0.01)	(0.48)	(0.19)	(0.91)	(0.54)
Pro forma diluted earnings per share, adjusted	$2.61	$2.05	$2.26	$1.82	$1.23
*Prior to the IPO in the third quarter of 2016, the Company was an S corporation and did not incur federal income taxes.  In conjunction with the IPO, the Company converted to a C corporation.  These results are on a pro forma basis to reflect the results of the Company on a C corporation basis and combined effective tax rates of 35.63%, 35.08% and 36.75% for the years ended December 31, 2014, 2015 and 2016, respectively.

FB Financial Corporation	17

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018				2017
Core efficiency ratio (tax-equivalent basis)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total noninterest expense	$53,736	$57,213	$56,358	$56,151	$57,540
Less merger and offering-related expenses	401	—	671	1,193	2,069
Core noninterest expense	$53,335	$57,213	$55,687	$54,958	$55,471
Net interest income (tax-equivalent basis)	$51,799	$53,161	$51,909	$48,799	$49,692
Total noninterest income	27,249	34,355	35,763	33,275	37,017
Less change in fair value on mortgage servicing rights	(2,481)	(2,701)	(1,778)	(1,713)	(190)
Less gain (loss) on sales or write-downs of other real estate owned and other assets	33	446	(132)	(118)	(386)
Less (loss) gain from securities, net	—	(27)	(42)	(47)	1
Core noninterest income	29,697	36,637	37,715	35,153	37,592
Core revenue	$81,496	$89,798	$89,624	$83,952	$87,284
Efficiency ratio (GAAP)(1)	68.4%	65.7%	64.6%	68.7%	66.9%
Core efficiency ratio (tax-equivalent basis)	65.4%	63.7%	62.1%	65.5%	63.6%
(1) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2018				2017
Banking segment core efficiency ratio (tax equivalent)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Core consolidated noninterest expense	$53,335	$57,213	$55,687	$54,958	$55,471
Less Mortgage segment noninterest expense	16,262	18,821	19,582	18,910	20,117
Adjusted Banking segment noninterest expense	37,073	38,392	36,105	36,048	35,354
Adjusted core revenue	81,496	89,798	89,624	83,952	87,284
Less Mortgage segment noninterest income	13,956	19,232	21,650	20,363	23,825
Less change in fair value on mortgage servicing rights	(2,481)	(2,701)	(1,778)	(1,713)	(190)
Adjusted Banking segment total revenue	$70,021	$73,267	$69,752	$65,302	$63,649
Banking segment core efficiency ratio (tax-equivalent basis)	52.9%	52.4%	51.8%	55.2%	55.5%

Mortgage segment core efficiency ratio (tax equivalent)
Consolidated Noninterest expense	$53,736	$57,213	$56,358	$56,151	$57,540
Less Banking segment noninterest expense	37,474	38,392	36,776	37,241	37,423
Adjusted Mortgage segment noninterest expense	$16,262	$18,821	$19,582	$18,910	$20,117
Total noninterest income	27,249	34,355	35,763	33,275	37,017
Less Banking segment noninterest income	13,293	15,123	14,113	12,912	13,192
Less change in fair value on mortgage servicing rights	(2,481)	(2,701)	(1,778)	(1,713)	(190)
Adjusted Mortgage segment total revenue	$16,437	$21,933	$23,428	$22,076	$24,015
Mortgage segment core efficiency ratio (tax-equivalent basis)	98.9%	85.8%	83.6%	85.7%	83.8%

FB Financial Corporation	18

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018				2017
Mortgage contribution, adjusted	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Mortgage segment pre-tax net contribution	$(2,283)	$433	$1,916	$1,111	$3,269
Retail footprint:
Mortgage banking income	5,041	7,417	6,894	6,108	6,455
Mortgage banking expenses	4,542	6,383	5,649	5,097	5,294
Retail footprint pre-tax net contribution	499	1,034	1,245	1,011	1,161
Total mortgage banking pre-tax net (loss) contribution	$(1,784)	$1,467	$3,161	$2,122	$4,430
Pre-tax net income	$22,680	$28,079	$29,859	$25,236	$27,504
% total mortgage banking pre-tax net contribution	N/A	5.2%	10.6%	8.4%	16.1%
Pre-tax net income, adjusted	$23,081	$28,079	$30,530	$26,429	$29,573
% total mortgage banking pre-tax net contribution, adjusted	N/A	5.2%	10.4%	8.0%	15.0%

	2018				2017
Tangible assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Tangible Assets
Total assets	$5,136,764	$5,058,167	$4,923,249	$4,725,416	$4,727,713
Less goodwill	137,190	137,190	137,190	137,190	137,190
Less intangibles, net	11,628	12,403	13,203	14,027	14,902
Tangible assets	$4,987,946	$4,908,574	$4,772,856	$4,574,199	$4,575,621
Tangible Common Equity
Total shareholders' equity	$671,857	$648,731	$630,959	$611,075	$596,729
Less goodwill	137,190	137,190	137,190	137,190	137,190
Less intangibles, net	11,628	12,403	13,203	14,027	14,902
Tangible common equity	$523,039	$499,138	$480,566	$459,858	$444,637
Common shares outstanding	30,724,532	30,715,792	30,683,353	30,671,763	30,535,517
Book value per common share	$21.87	$21.12	$20.56	$19.92	$19.54
Tangible book value per common share	$17.02	$16.25	$15.66	$14.99	$14.56
Total shareholders' equity to total assets	13.1%	12.8%	12.8%	12.9%	12.6%
Tangible common equity to tangible assets	10.5%	10.2%	10.1%	10.1%	9.7%
Net income	$17,040	$21,377	$22,065	$19,754	$23,018
Return on tangible common equity	12.9%	17.0%	18.4%	17.4%	20.5%

	2018				2017
Return on average tangible common equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total average shareholders' equity	$659,050	$638,388	$615,950	$599,198	$578,856
Less average goodwill	137,190	137,190	137,190	137,190	137,190
Less average intangibles, net	12,016	12,803	13,615	14,465	13,726
Average tangible common equity	$509,845	$488,395	$465,145	$447,544	$427,940
Net income	$17,040	$21,377	$22,065	$19,754	$23,018
Return on average tangible common equity	13.3%	17.4%	19.0%	17.9%	21.3%

FB Financial Corporation	19

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018				2017
Return on average tangible common equity, adjusted	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Average tangible common equity	$509,845	$488,395	$465,145	$447,544	$427,940
Net income, adjusted	17,336	21,377	22,736	20,636	18,265
Return on average tangible common equity, adjusted	13.5%	17.4%	19.6%	18.7%	16.9%

Pro forma return on average tangible common equity	2018	2017	2016	2015	2014
Total average shareholders' equity	$629,922	$466,219	$276,587	$228,844	$203,615
Less average goodwill	137,190	84,997	46,867	46,904	46,904
Less average intangibles, net	12,815	8,047	5,353	5,095	4,302
Average tangible common equity	$479,917	$373,175	$224,367	$176,845	$152,410
Pro forma net income	80,236	52,398	39,422	32,995	22,356
Pro forma return on average tangible common equity	16.7%	14.0%	17.6%	18.7%	14.7%

Pro forma return on average tangible common equity, adjusted	2018	2017	2016	2015	2014
Average tangible common equity	$479,917	$373,175	$224,367	$176,845	$152,410
Pro forma net income, adjusted	82,086	57,770	43,727	31,304	21,069
Pro forma return on average tangible common equity, adjusted	17.1%	15.5%	19.5%	17.7%	13.8%

	2018				2017
Return on average assets and equity, adjusted	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net income	$17,040	$21,377	$22,065	$19,754	$23,018
Average assets	5,005,158	4,932,197	4,763,991	4,678,494	4,664,669
Average equity	659,050	638,388	615,950	599,198	578,856
Return on average assets	1.35%	1.72%	1.86%	1.71%	1.96%
Return on average equity	10.3%	13.3%	14.4%	13.4%	15.8%
Net income, adjusted	$17,336	$21,377	$22,736	$20,636	$18,265
Return on average assets, adjusted	1.37%	1.72%	1.91%	1.79%	1.55%
Return on average equity, adjusted	10.4%	13.3%	14.8%	14.0%	12.5%

Pro forma return on average assets and equity, adjusted	2018	2017	2016	2015	2014
Pro forma net income	$80,236	$52,398	$39,422	$32,995	$22,356
Average assets	4,844,865	3,811,158	3,001,275	2,577,895	2,311,297
Average equity	629,922	466,219	276,587	228,844	203,615
Pro forma return on average assets	1.66%	1.37%	1.31%	1.28%	0.97%
Pro forma return on average equity	12.7%	11.2%	14.3%	14.4%	11.0%
Pro forma net income, adjusted	$82,086	$57,770	$43,727	$31,304	$21,069
Pro forma return on average assets, adjusted	1.69%	1.52%	1.46%	1.21%	0.91%
Pro forma return on average equity, adjusted	13.0%	12.4%	15.8%	13.7%	10.3%

FB Financial Corporation	20